Capital Markets Update September 2024 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: New Development | MAA Robinson | Orlando, FL

At a Glance1 About MAA | Strong Performance Platform ~2,400 $1B A3/A- 3.7x 12.3% 122 Associates ‘24F Development Pipeline Investment Grade Rated Net Debt to Adj EBITDAre 10-Year Annual Compounded TSR At 8/30/2024 Quarterly Cash Dividends Paid Since IPO 30 S&P 500 $21.8B 103.6K Years Public Member Company Total Market Cap Apartment Units Pre-Purchase Development | MAA Sand Lake | Orlando, FL 1 As of 6/30/2024 unless otherwise noted

Strong Performance and Attractive Returns for Investors Core FFO per Share Expected 5-Year Compounded Annual Growth Rate of 6.7% Compounding Core FFO per Share growth through market cycles; high quality earnings stream Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns compared to average of comparable multifamily peers Annual Compounded Total Shareholder Returns Long-term Returns Exceed Peer Average* At August 30, 2024 5 YR 10 YR 15 YR 20 YR MAA 8.6% 12.3% 13.3% 11.8% PEER AVG* 3.3% 7.7% 12.6% 9.8% 1 2024 Forecasted Core FFO per Share of $8.88 represents the midpoint of our guidance range of $8.74 to $9.02. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR.

Creating Value Through the Full Market Cycle Differentiated Portfolio Strategy Unique market focus…captures benefits of high growth and demand Submarket and property type/class diversification helps to lessen periodic supply-side pressures… drives strong, long-term and full-cycle performance Diversified renter price point… appeals to largest segment of the rental market… creates stability Outlook & Update Portfolio strategy and market dynamics…support long-term rent growth prospects New development, redevelopment and tech initiatives…expected to drive meaningful future value creation External Growth Opportunities 30 years successful Sunbelt transactions + strong balance sheet…drive robust deal flow In-house new development operation + JV “pre-purchase” development program…expands growth platform Robust Redevelopment Program Proven unit interior redevelopment program...enhances long-term earnings potential Property repositioning program...expected to drive additional property-level rent growth Technology Initiatives & Innovation Smart home installations…expected to continue to enhance revenue in 2024 Tech advances in website lead generation & virtual leasing…expands prospect management effectiveness Balance Sheet Strength Strong, investment-grade balance sheet… positions us well to pursue new growth opportunities A3/A- credit rating reflects continued strength Sustainability Increasing focus on property efficiency measures…align with climate objectives Long-established focus on sustainability including driving energy/water use efficiency, strong governance and value in people Repositioned | MAA Gateway | Charlotte, NC

Our diverse portfolio of high-quality properties appeals to a broader segment of the rental market, driving higher demand Our portfolio strategy aims to deliver long-term growth and greater stability through the full market cycle A Proven Portfolio Strategy for Long-Term Growth & Stability + Repositioned | MAA Hyde Park | Tampa, FL

Unique Diversification & Balance Top 10 Markets1 1 2Q 2024 % Total Same Store NOI 2 Based on gross asset value at 6/30/2024 for total multifamily portfolio 3 Source: Yardi Matrix Asset Class Rating 4 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories Diversified within SUBMARKETS2 Diversified in PROPERTY CLASS2,3 Diversified in PROPERTY TYPES2,4 70% 30% LARGE MARKETS2 MID-TIER MARKETS2 Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development Underway 1 Atlanta, GA 11.8% 2 Dallas, TX 9.4% 3 Tampa, FL 7.1% 4 Orlando, FL 6.8% 5 Charlotte, NC 6.2% 6 Austin, TX 5.9% 7 Raleigh/Durham, NC 5.4% 8 Nashville, TN 4.8% 9 Houston, TX 4.4% 10 Charleston, SC 3.7%

Resident Income + Job Mix + Affordability = Solid Growth Opportunity + Collections SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 6/30/2024 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $96,034 21% 33 82% Dallas, TX $93,423 20% 33 82% Tampa, FL $102,034 23% 36 79% Orlando, FL $96,955 23% 38 68% TOURISM Charlotte, NC $82,036 22% 34 83% Austin, TX $78,971 21% 35 81% Raleigh/Durham, NC $79,503 21% 33 83% Nashville, TN $84,024 23% 34 79% Houston, TX $77,866 21% 34 84% OIL/GAS Charleston, SC $85,250 24% 33 85% / Same Store $90,621 21% 35 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 6/30/2024 Healthcare Technology Finance/ Banking/ Insurance Education Retail Restaurants/ Food Service Government Manufacturing Professional Services Self Employed Same Store 14% 10% 8% 6% 5% 5% 5% 5% 4% 3%

2024 Same Store Pricing Trends Lease Over Lease Average Pricing Growth same store Q1 2024 Q2 2024 Aug Qtd 20241 EFFECTIVE LEASES NEW LEASE -6.2% -5.1% -4.8% RENEWAL 5.0% 4.6% 4.0% BLENDED -0.6% 0.1% 0.0% Occupancy SAME STORE Q1 2024 Q2 2024 aug Qtd 20241 AVG DAILY PHYSICAL OCCUPANCY 95.3% 95.5% 95.7% Despite supply pressures, both new lease pricing and occupancy through August QTD improved from Q2 2024 + Renewals remained within expected range and accounted for nearly 55% of leasing volume for August QTD + Blended lease pricing growth for August QTD remains steady from Q2 2024 New Development | MAA Robinson | Orlando, FL 1 Lease pricing and average daily physical occupancy for the quarter through August 31, 2024 (preliminary) Note: July 2024: Pricing Growth: New Lease -4.3%, Renewal 4.0%, Blended 0.2%; Average Daily Occupancy 95.5% August MTD 2024: Pricing Growth: New Lease -5.4%, Renewal 4.0%, Blended -0.2%; Average Daily Occupancy 95.9%

Full Year 2024 Same Store Outlook Property Revenue Growth [0.15% … 0.65% … 1.15%] Effective Rent Growth1 [0.25% … 0.50% … 0.75%] Average Physical Occupancy Steady occupancy expected for full year [95.3% … 95.5% … 95.7%] REVENUE Property Expense Growth [3.75% … 4.25% … 4.75%] Real Estate Tax Growth [3.50% … 4.00% … 4.50%] EXPENSE Property NOI Growth [-2.50% ... -1.30% … -0.10%] NOI 2024 FULL YEAR GUIDANCE MIDPOINT 1 Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as reflected in the prior slide, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit. New Development | MAA Westglenn | Denver, CO

2024 Core FFO and Investment Outlook Full Year 20242 [$8.74 … $8.88 … $9.02] Q3 20243 [$2.08 … $2.16 … $2.24] Total Overhead4 Asset Management / Tech / Regional Support + G&A [$128.5M … $130.5M … $132.5M] EXPECTED CORE FFO/SHARE1 CAPITAL SPEND INITIATIVES Kitchen & Bath Redevelopment 5K to 6K units in 2024 [$38M … $42M … $46M] Repositioning Program 6 new properties expected to start 2H 2024 [$16M … $18M … $20M] Smart Home Investment Final wave of 4K to 5K units to be installed in 2024 [$7M … $8M … $9M] MULTIFAMILY TRANSACTIONS/FINANCING Acquisitions May 2024 Acquisition: $81M Under Contract: ~$190M [$350M … $400M … $450M] Dispositions [$50M … $100M … $150M] Development Funding Wholly-owned and pre-purchase JV deals [$300M … $350M … $400M] Debt Issuance Q1 2024 Issuance: $350M Q2 2024 Issuance: $400M Q4 2024 Issuance: $400M Est. *Full year guidance unless otherwise noted. 1 In this context, per Share means per diluted common share and unit. 2 Forecasted earnings of $4.37 to $4.65 per diluted common share ($4.51 midpoint) for full year 2024. 3 MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year). 4 Property management expenses and General and administrative expenses as noted in Company filings 2024 GUIDANCE* 2024 FULL YEAR GUIDANCE 2024 FULL YEAR GUIDANCE MIDPOINT MIDPOINT MIDPOINT Repositioned| MAA East Austin| Austin, TX

Positive Outlook for 2025 and Beyond Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply Slows Sunbelt Demand Outperforms Interest Rates Steady Strong Resident Profile Platform Initiatives/ Margin Expansion Redevelopment Opportunities Repositioning Projects Expanded Development Pipeline/Higher Earnings Growth Acquisition Opportunities The convergence of Sunbelt market dynamics & MAA’s growth initiatives suggests OUTPERFORMANCE starting in 2025 EXTERNAL MOMENTUM INTERNAL MOMENTUM

Steady Demand Drivers for MAA Markets Move-ins from Non-MAA States Trailing 12 Months at 06/30/2024 CA | NY | IL | NJ | MA | WA 49% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States MAA markets continue to capture positive in-migration trends; migration outside our markets remains steady at 4%-5% of our move-outs. In-Migration Trailing 12 Months at 06/30/2024 From Coastal/Gateway State to Top MAA Markets (defined as >3% 2Q 2024 SS NOI) Trend lines reflect top three MAA markets capturing migration from each of the following states: CA, NY, IL, NJ, MA, WA. MAA Market Charleston | Nashville Phoenix | Tampa 1 Source: RealPage Market Analytics, Moody’s Economy.com, Census Bureau 2024 Forecasted Demand Drivers Outperform REIT Peer Markets1 Demand fundamentals expected to remain strong in 2024 for MAA Markets relative to REIT Peer Markets. >/= 15% TO MAA Portfolio Migration Trends Note: Data for REIT Peer Markets weighted by unit; REIT Peers include AVB, CPT, EQR, ESS and UDR.

Positioned for Continued Demand Outperformance Net Migration (% Total Population) Population Growth Household Growth Job Growth Superior Demand Indicators Demand indicators for MAA Markets should continue to outperform those of REIT Peer Markets in the medium term. The market level migration trends are consistent with the persistent gap we see between the number of new residents moving in from outside of our footprint and departing residents moving to outside of our footprint. Source: RealPage Market Analytics; Moody’s Economy.com Note: Data for REIT Peer Markets weighted by unit; REIT Peers include AVB, CPT, EQR, ESS and UDR.

Robust Job Creation in MAA Markets Georgia ATLANTA Hyundai-SK EV Battery Plant 3,500 Jobs | $4.5B Investment Expected Production 2025 SAVANNAH Hyundai Group Meta Plant EV & Battery Plant 8,100 Jobs | $5.5B Investment Expected Production 2025 Texas AUSTIN Samsung Electronics Co Chip Plant 2,000 Jobs | $25B Investment Expected Production 2025 DALLAS/FORT WORTH Texas Instruments Semiconductor Plant 3,000 Jobs | $30B Investment Expected Production 2025 HEADQUARTER MOVES Tesla…Palo Alto, CA > AUSTIN, TX Oracle2…San Francisco, CA > AUSTIN, TX Caterpillar…Chicago, IL > DALLAS, TX Chevron…San Ramon, CA > HOUSTON, TX Hewlett Packard Enterprise… San Jose, CA > HOUSTON, TX Boeing…Chicago, IL > NORTHERN VIRGINIA Raytheon…Boston, MA > NORTHERN VIRGINIA S Carolina GREENVILLE BMW EV & Battery Plant 300 Jobs | $1.7B Investment Expected Production 2026 Arizona PHOENIX Taiwan Semiconductor Mfg Semiconductor Plant 4,500 Jobs | $40B Investment Expected Production 2025 Intel Chip Plant 3,000 Jobs | $20B Investment Expected Production 2024 LG Energy Solutions EV Battery Plant 3,000 Jobs | $5.5B Investment Expected Production 2025/2026 Tennessee NASHVILLE Oracle Regional Campus2 8,500 Jobs | $1.35B Investment Land Investments Underway GM:Ultium Cells EV Battery Plant 1,300 Jobs | $2.3B Investment Expected Production 2024 Kentucky LOUISVILLE Ford-SK EV Battery Plant 5,000 Jobs | $5.8B Investment Expected Production 2026 Kansas KANSAS CITY Panasonic EV Battery Plant 4,000 Jobs | $4B Investment Expected Production 2025 coming soon! Sunbelt Investment Announcements1 Clean Energy Projects REPRESENT MEANINGFUL PART OF OVERALL JOB CREATION N Carolina RALEIGH Vinfast EV Plant 7,500 Jobs | $4B Investment Expected Production 2025 1 Information gathered from public sources and is provided for illustrative purposes and is not all-inclusive. MAA makes no guarantee regarding announced projects, including if said projects will be started, completed or be completed at the level of investment announced or provide the anticipated number of jobs announced. 2 News reports quote company Executive Chairman and Chief Technology Officer, Larry Ellison indicating Nashville will be eventual location of Oracle’s world headquarters. Thousands of jobs coming to our markets with well over $100 billion expected investment

Diversified Portfolio & Price Point Capture Demand, Help Ease Supply Pressure Submarket Supply Look1 MAA rents average approximately $300/unit less than new supply in our submarkets driving a better value proposition for the prospective renter and appealing to a larger segment of the renter market MAA submarket diversification within markets helps mitigate effect of urban-focused supply wave 1 Data from RealPage Market Analytics (supply deliveries, rent gap) 2 Percentage based on number of existing units 3 Deliveries within past year in same store submarkets where rent data is available from RealPage. MAA properties with no recent deliveries nearby are excluded from analysis. 4 Total moveouts refers to Resident Turnover as defined in this presentation's accompanying Appendix MAA’s Broad Demand Band MAA’s rent profile appeals to the broadest band of renters within our markets. Around 38% of our units are priced at least $250/month below recent deliveries in the same submarket, and another 12% of our units are in submarkets without any recent deliveries.1,3 MAA’s extensive market, submarket & property class diversification MAA’s rent price point, appealing to large segment of the rental market a level of protection against supply pressure total moveouts4 43.5% % of moveouts to home-buying 12.4% % of moveouts to single family rentals 3.8% RECORD LOW Starts in MAA Markets (% of total units)1,2 With starts in our markets trending downward starting in 4Q22, we expect deliveries to follow a similar trend lagged by 2 years. Increasing Home Ownership vs Renting Affordability Gap MAA’s record low percentage of move-outs to single family homes highlights the impact that high single family home prices paired with elevated interest rates have on single family home affordability. 2Q 2024 | Same Store PEAK STARTS

High Absorption and Slowing Starts Quarterly Absorption in MAA and REIT Peer Markets (% of total units) High Absorption MAA Markets have displayed stronger absorption than REIT peer markets in all quarters since Q1 2020 except two. Unseasonably strong absorption for 1H 2024 highlights the demand strength in MAA Markets. Starts in MAA and REIT Peer Markets (% of total units) Slowing Starts MAA Markets consistently show a higher level of starts than REIT Peer Markets, but MAA Markets have also shown a higher recent drop off in starts setting up for an improving 2025 and notably low supply 2026. High construction costs and elevated interest rates make a near term pickup in starts unlikely. Source: RealPage Market Analytics

Compelling Acquisition Opportunities Emerging Recently Acquired Communities in Initial Lease-up Expected to Create Average Stabilized NOI Yields of ~6% MAA Optimist Park | Charlotte, NC | Acquired 4Q23 MAA Vale | Raleigh, NC | Acquired 2Q24 MAA Central Ave | Phoenix, AZ | Acquired 4Q23

Acquisitions and Developments Poised to Deliver Additional Value ACTIVE DEVELOPMENTS AT 6/30/2024 PROPERTY MSA UNITS EXPECTED COST (IN MILLIONS) EXPECTED 1ST OCCUPANCY EXPECTED STABILIZATION1 Novel Daybreak 2,4 Salt Lake City, UT 400 $ 99.4 2Q 2023 1Q 2025 Novel Val Vista 2,4 Phoenix, AZ 317 79.8 4Q 2023 3Q 2025 MAA Milepost 35 4 Denver, CO 352 125.0 4Q 2023 3Q 2025 MAA Nixie Raleigh/Durham, NC 406 145.5 4Q 2024 3Q 2026 MAA Breakwater Tampa, FL 495 197.5 1Q 2025 1Q 2027 Alta 10th 3 Charlotte, NC 302 101.5 2Q 2026 4Q 2027 Modera Chandler 3 Tampa, FL 495 117.5 2Q 2026 4Q 2027 TOTAL ACTIVE DEVELOPMENTS 2,617 $ 866.2 LEASE-UP COMMUNITIES AT 6/30/2024 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA Central Avenue Phoenix, AZ 323 $102.2 90.4% 3Q 2024 ACQUISITION | 4Q23 MAA Optimist Park Charlotte, NC 352 106.7 88.4% 4Q 2024 ACQUISITION | 4Q23 Novel West Midtown 2,4 Atlanta, GA 340 91.3 61.2% 1Q 2025 DEVELOPMENT | 3Q23 MAA Vale Raleigh/Durham, NC 306 80.7 62.1% 2Q 2025 ACQUISITION | 2Q24 TOTAL LEASE-UPS 1,321 $380.9 75.8% Source: Company 2Q 2024 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of joint venture that owns property; right to purchase remainder after stabilization 3 MAA owns 95% of joint venture that owns property; right to purchase remainder after stabilization 4 Active or recently completed development projects currently leasing. 5 Value creation calculated using adjusted proforma stabilized NOI for current development projects and lease-up communities at a 5.1% cap rate, less expected investment basis All Active Developments & Completed Development in Initial Lease-up AT 6/30/2024 $55M - $65M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $191M EXPECTED TOTAL VALUE CREATION4 6.5% EXPECTED AVERAGE STABILIZED NOI YIELD Active Developments & Completed Development in Initial Lease-up AT 6/30/2024 Additional ACQUISITIONS Forecasted 2H 2024 ~ $300M

Novel West Midtown | NOW LEASING Atlanta, GA Development Program Expands Revenue Growth Potential Novel Daybreak | NOW LEASING Salt Lake City, UT MAA Nixie Raleigh, NC MAA Breakwater Tampa, FL Novel Val Vista | NOW LEASING Phoenix, AZ MAA Milepost 35 | NOW LEASING Denver, CO Alta 10th Charlotte, NC Modera Chandler Phoenix, AZ Combination of In-House and “Pre-Purchase”* Development Supports Continued Value Creation *Pre-purchase developments are joint ventures with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community. See definition of Lease-up Communities in this presentation’s accompanying Appendix PRE-PURCHASE PRE-PURCHASE PRE-PURCHASE PRE-PURCHASE PRE-PURCHASE Construction Complete Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized

2024 Development Expectations msa Units STATUS Charlotte, NC2 239 Q3 2024 Start Richmond, VA 306 Q3 2024 Start Denver, CO 259 Owned Orlando, FL 698 Owned Denver, CO 181 Owned Raleigh, NC 225 Controlled Denver, CO 648 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned TOTAL 3,370 2024 Development Pipeline Expected to Approach APPROXIMATELY $1 Billion Additional Opportunities: CHARLOTTE DENVER | ORLANDO RALEIGH | RICHMOND $18M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $69M EXPECTED TOTAL VALUE CREATION1 EXPECTED 2H 2024 DEVELOPMENT STARTS 1 Value creation calculated using adjusted proforma stabilized NOI for expected 2H 2024 development projects at a 5.1% cap rate, less expected investment basis 2 In July 2024, MAA agreed to finance a third party's development of a 239-unit multifamily apartment community currently under construction located in Charlotte, NC. MAA has the option to purchase the development once it is stabilized. Future Development Pipeline: Land Sites 2 TO 3 ` MAA Milepost 35, Denver, CO ~$280M starts forecasted 2H 2024

Unit Interior Upgrades Continues to Drive Higher Value Property Redevelopment Program Opportunity Approximately 9K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR-rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~20K unit upgrades from 2021-2023 2021 2022 2023 2024F Production 6,360 6,574 6,858 5,000–6,000 Average Per Unit Cost $5,893 $6,109 $6,453 $6,500-$7,500 Average Rent Increase 12.2% 10.0% 7.1% 7.0%-8.0% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Repositioning Select Properties to Drive Additional Value MAA Harbour Island | Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens | Atlanta, GA MAA Gateway (Pet Spa) | Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington | Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion 2023 investment of $17M; 2024F investment of $18M All completed projects fully and/or partially repriced averaged approximately 14% cash on cash return with $103/unit rent increase (above market increase) in 2023 6 Project Starts expected in 2H 2024 Before After

Technology Advances Enhance Operations and Add Value Mobile control of locks, lights and thermostat as well as leak detection provides additional resident value Additional synergy opportunities in repairs and maintenance, capex, and vacant and house electric charges Continued upgrades and expansion will enhance quality of self touring experience 94K+ total units installed through 2Q 2024 since project start Approximately $25/unit additional monthly rent revenue1 Smart Home Technology Nears Completion New 24/7 Central Call Center Platform Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Virtual Leasing: Artificial Intelligence, Chat, and Prospect Engagement Tools New Prospect-centric CRM Platform with Enhanced ILS Syndication and More Seamless Online Leasing Connectivity Automated Call Quality Scoring Platform Automated Maintenance Work Order System Enhanced AI and Chatbot Options Mobile Self Service/Self Touring Application (in pilot) 4K – 5K expected installs in 2024 Mobile App Lighting Control Smart Lock Leak Sensors Smart Thermostat Voice Control 1 Average projected increase upon lease renewal, unit turnover or opt-in for units installed since program inception in 2019. We expect to complete the installation program in 2024. Expect to capture meaningful on-site staffing efficiencies and margin expansion over the next 2 – 3 years through tech initiatives supporting “podding” and “centralization” of proximate communities “Double Play” bulk internet/cable rollout completed at approximately half of our communities

Platform Value Initiatives - Technology Enabled Installations complete by end of 2024 $25-$30 million of NOI (140bps margin) expected in the run rate by the end of 2024 Nearly 1,300 leaks detected through system in 2023; estimated expense/capital savings of $1 million Smart Home Technology $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio Additional $2 million revenue from marketing agreements for the other half of portfolio Double Play/Telecom Agreements Further opportunity for whole-property (ubiquitous) WiFi Currently testing program, performing 4 retrofits in 2024 Run rate opportunity of $800K of additional NOI for those tested (28% yield); long term opportunity $30 million or more Community Wi-Fi Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue Mobile Maintenance Various AI/chat tools in place to help drive and produce quality leads, 24/7/365 Capture and process leasing leads in a more efficient and effective manner Website Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually) Centralized Lease Administration Outsourcing renters’ insurance procurement and compliance Marginal NOI opportunity of $0.5 million before time savings consideration (8K hours – time savings - annually) Renter’s Insurance LED projects: $2.5 million of annual utilities savings based on projects completed to date, expected run rate of $3 million by the end of 2024 Solar projects: Pilot program with three projects in Austin; expected to generate $200K in annual utilities savings; expandable to multiple markets Smart Irrigation projects: Piloting at four properties with expected utility expense savings through water use reduction of over 3 million gallons annually Sustainability Initiatives 28 property manager pods in place generating $1.5 million to $2 million of annual expense savings Podding

Online Leasing Platform Enhances Leasing Efficiency MAA’s Technology Enhancements Expand, Upgrade Leasing Toolbox Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform that results in a seamless, easy to use process for the entire leasing process Technology rollout staggered with careful piloting of complementary platforms Expected margin expansion through personnel, systems and marketing expense savings MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence. Recent website updates enhance user experience. Prominent Call to Action buttons to increase and accelerate conversions Personalization strategy focuses on increasing and accelerating online conversions using targeted content and making desired content easier to find Online Reputation Management increases digital curb appeal through online reviews Google Analytics provides concrete data for strategic implementations on the website Community features, floor plans, points of interest and more tailored to each prospect Online conversion tool guides prospects throughout their rental journey with expanded AI technology creating an interactive and personalized experience Multiple tour options available 4.5 OUT OF 5 GOOGLE STAR RATING1 1 Google Star Rating June 2024, 85% 5-star reviews

Strong, Investment Grade Balance Sheet Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 6/30/2024, plus total debt outstanding at 6/30/2024, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $17.1B Common Equity $4.7B Total Debt + Preferred Debt + Preferred/Total capitalization: 21.7% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP Well-laddered debt with no additional maturities in 2024* $1.0 billion of combined cash and available capacity under MAALP’s unsecured revolving credit facility; supports increasing development pipeline and acquisition opportunities1 93.3% fixed debt to protect against higher interest rates1 One of Eight Public REITs to be A- Rated or Above AT 6/30/2024 * Excluding commercial paper 1 As of 6/30/2024

Balance Sheet Strength Positions Us Well for Future Growth Opportunities TOTAL DEBT MATURING 6.7% 8.5% 6.3% 12.7% 8.5% 11.9% 6.3% 9.5% 8.4% 0.0% 21.2% FIXED RATE DEBT INTEREST RATE N/A 4.2% 1.2% 3.7% 4.2% 3.7% 3.1% 1.8% 5.4% 0.0% 4.2% Credit metrics At 6/30/2024 MAA SECTOR AVG2,3 Total debt / adjusted total assets1 28.1% 29.7% Total secured debt / adjusted total assets1 2.2% 4.7% Unencumbered NOI / total NOI 95.9% 91.5% Net Debt / Adjusted EBITDAre4 3.7x 4.6x Consolidated income available for debt service to total annual debt service charge1 7.4x 6.1x Weighted average maturity of debt (in years) 7.4 6.8 Core FFO Payout Ratio5 66.2% 64.8% Debt maturity profile ($ in millions) AT 6/30/2024 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 2Q 2024 company filings. 4 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended June 30, 2024. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt. 5 Core FFO Payout Ratio is defined here as 2024 annualized dividend rate divided by full year 2024 forecasted Core FFO/Share per 2Q 2024 company filings. TOTAL DEBT AVG INTEREST RATE 3.8% 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. 93.3% Total Debt is Fixed Rate 1

Multiple Disparity MAA FULL CYCLE EARNINGS PERFORMANCE UNDERPRICED COMPARED TO SECTOR FFO Multiple2 MAA: 17.6 Peer Avg: 19.0 Avg Same Store NOI Growth1 MAA: 4.3% Peer Avg: 3.6% Source: Green Street; Company Filings; S&P Global 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. 2014-2023 from Company Filings; 2024F-2027F from Green Street 2 ”FFO Multiple” = Price / 2024 Estimated FFO. Values from S&P Global as of August 23, 2024. Peer average excludes MAA. Current FFO Multiple = TSR Outperformance Opportunity

Cap Rate Disparity Current implied cap rate SPREAD VS. LONG TERM PROVEN RESULTS provides opportunity Total Implied Unleveraged Return MAA is currently priced at a multiple and implied cap rate discount to the peer average Actual historical performance suggests this discount is not warranted; same store NOI growth has outperformed the peer group Cap rate spread plus competitive/superior earnings growth drive more compelling opportunity Source: Green Street; Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR 2 Forward 12 months per Green Street Advisors at 8/23/2024 3 For the full year period 2014-2027F. 2014-2023 from Company Filings; 2024F-2027F from Green Street 8.9% total return 9.9% total return 1 2 3

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2023 GRESB Public Disclosure Score A 78 100 28 30 50 70 2023 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS IMPROVING DISCLOSURES 2023 ACCOMPLISHMENTS Increased energy efficiency in 32% of the portfolio through our Redevelopment Program. Expanded green certified communities to 51; 6 additional certifications in process. Utilized over 56 million gallons of reclaimed water for irrigation, saving approximately $330,000 in irrigation costs. 2024 GOALS Re-establish Energy Use Intensity and GHG Emissions Intensity targets to further reduce both by 10% Complete common area LED retrofits on 62% of the portfolio, with plans to finish the remaining 38% by 2025. Expand installation of electric vehicle chargers to more properties. Pilot programs for both solar and smart irrigation projects As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices. RATING: B 2023 Corporate Sustainability Report Includes GRI | SASB | TCFD Disclosures 2022 GRESB RESULTS: SCORE: 75/100; MANAGEMENT: 29/30: PERFORMANCE: 46/70 Published 4th Report November 2023 Original goals achieved early – TARGETS RESET

A Brighter View for Today & Tomorrow: Our Sustainability Commitment SUPPORTING ASSOCIATE WELL-BEING Responsive service program and routine surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles Ongoing resident engagement and events CARING FOR OUR BROADER COMMUNITY 54 homes in 12 states Over 3,500 families helped Nearly 300,000 nights of rest provided Nearly $1 million in funding raised in 2023 Open Arms, now in its 30th year, continues its mission to provide fully-furnished apartment homes in MAA’s existing communities FREE of charge to individuals and families who must travel for critical medical treatment. FOCUSING ON DIVERSITY AND INCLUSION Inclusive Diversity Council Unconscious Bias Training for All Associates Required Annual Training on Harassment and Discrimination for All Associates Enhanced Recruiting Processes Culture Committee Executive and Board Oversight Signatory of CEO Action for Diversity & Inclusion™ Support for Employee Resource Groups HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program FINANCIAL WELL-BEING Competitive Pay; Associate Minimum Pay, $15/hour; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program ELEVATING THE RESIDENT EXPERIENCE

Appendix Reconciliation of Non-GAAP Financial Measures Non-GAAP Financial Measures and Other Key Definitions

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD (1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations. (2) For the three months ended June 30, 2024, loss on investments is presented net of tax benefit of $0.2 million. For the three months ended June 30, 2023 and the six months ended June 30, 2024 and 2023, gain on investments is presented net of tax expense of $1.7 million, $0.9 million and $1.5 million, respectively. (3) For the three and six months ended June 30, 2024, in accordance with its accounting policies, MAA recognized $8.0 million of accrued legal defense costs that are expected to be incurred through July 2027. (4) Included in Interest expense in the Consolidated Statements of Operations. Amounts in thousands, except per share and unit data   Three months ended June 30,     Six months ended June 30,       2024     2023     2024     2023   Net income available for MAA common shareholders   $ 101,031     $ 144,766     $ 243,858     $ 279,754   Depreciation and amortization of real estate assets     143,623       137,456       285,214       274,254   Loss (gain) on sale of depreciable real estate assets     23       1       25       (14) MAA’s share of depreciation and amortization of real estate assets of real estate joint venture     154       152       309       303   Net income attributable to noncontrolling interests     2,709       3,969       6,570       7,633   FFO attributable to common shareholders and unitholders     247,540       286,344       535,976       561,930   Loss (gain) on embedded derivative in preferred shares (1)     9,286       (4,952)     (3,806)     (9,387) Gain on sale of non-depreciable real estate assets     —       —       —       (54) Loss (gain) on investments, net of tax (1)(2)     685       (6,575)     (3,405)     (5,769) Casualty related charges (recoveries), net (1)     1,135       75       (3,950)     371   Legal costs, settlements and (recoveries), net (1)(3)     8,000       (1,600)     8,000       (1,600) Mark-to-market debt adjustment (4)     —       (12)     —       (25) Core FFO attributable to common shareholders and unitholders     266,646       273,280       532,815       545,466   Recurring capital expenditures     (36,341)     (32,669)     (55,275)     (48,999) Core AFFO attributable to common shareholders and unitholders     230,305       240,611       477,540       496,467   Redevelopment capital expenditures     (11,624)     (26,310)     (20,998)     (57,719) Revenue enhancing capital expenditures     (25,629)     (20,388)     (38,642)     (32,045) Commercial capital expenditures     (1,867)     (1,129)     (3,070)     (2,436) Other capital expenditures     (13,772)     (9,567)     (22,975)     (16,555) FAD attributable to common shareholders and unitholders   $ 177,413     $ 183,217     $ 391,855     $ 387,712                             Dividends and distributions paid   $ 176,304     $ 167,742     $ 352,495     $ 333,854                             Weighted average common shares - diluted     116,783       116,725       116,727       116,558   FFO weighted average common shares and units - diluted     119,944       119,823       119,901       119,607                             Earnings per common share - diluted:                         Net income available for common shareholders   $ 0.86     $ 1.24     $ 2.09     $ 2.40                             FFO per Share - diluted   $ 2.06     $ 2.39     $ 4.47     $ 4.70   Core FFO per Share - diluted   $ 2.22     $ 2.28     $ 4.44     $ 4.56   Core AFFO per Share - diluted   $ 1.92     $ 2.01     $ 3.98     $ 4.15

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME Dollars in thousands   Three Months Ended     Six Months Ended       June 30, 2024     March 31, 2024     June 30, 2023     June 30, 2024     June 30, 2023   Net income available for MAA common shareholders   $ 101,031     $ 142,827     $ 144,766     $ 243,858     $ 279,754   Depreciation and amortization     145,022       143,020       138,972       288,042       277,473   Property management expenses     17,201       19,995       16,091       37,196       34,019   General and administrative expenses     12,671       17,045       13,882       29,716       29,805   Interest expense     41,265       40,361       36,723       81,626       74,004   Loss (gain) on sale of depreciable real estate assets     23       2       1       25       (14) Gain on sale of non-depreciable real estate assets     —       —       —       —       (54) Other non-operating expense (income)     19,244       (23,526)     (16,992)     (4,282)     (20,459) Income tax expense     1,020       1,795       2,861       2,815       3,805   Income from real estate joint venture     (469)     (482)     (382)     (951)     (767) Net income attributable to noncontrolling interests     2,709       3,861       3,969       6,570       7,633   Dividends to MAA Series I preferred shareholders     922       922       922       1,844       1,844   Total NOI   $ 340,639     $ 345,820     $ 340,813     $ 686,459     $ 687,043                                   Same Store NOI   $ 328,280     $ 334,583     $ 331,611     $ 662,863     $ 668,540   Non-Same Store and Other NOI     12,359       11,237       9,202       23,596       18,503   Total NOI   $ 340,639     $ 345,820     $ 340,813     $ 686,459     $ 687,043

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre Dollars in thousands   Three Months Ended     Twelve Months Ended       June 30, 2024     June 30, 2023     June 30, 2024     December 31, 2023   Net income   $ 104,662     $ 149,657     $ 530,872     $ 567,831   Depreciation and amortization     145,022       138,972       575,632       565,063   Interest expense     41,265       36,723       156,856       149,234   Income tax expense     1,020       2,861       3,754       4,744   EBITDA     291,969       328,213       1,267,114       1,286,872   Loss on sale of depreciable real estate assets     23       1       101       62   Adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate     339       336       1,356       1,350   EBITDAre     292,331       328,550       1,268,571       1,288,284   Loss (gain) on embedded derivative in preferred shares (1)     9,286       (4,952)     (12,947)     (18,528) Gain on sale of non-depreciable real estate assets     —       —       —       (54) Loss (gain) on investments (1)     859       (8,317)     (1,470)     (4,449) Casualty related charges (recoveries), net (1)     1,135       75       (3,341)     980   Gain on debt extinguishment (1)     —       —       (57)     (57) Legal costs, settlements and (recoveries), net (1)(2)     8,000       (1,600)     5,146       (4,454) Adjusted EBITDAre   $ 311,611     $ 313,756     $ 1,255,902     $ 1,261,722   (1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations. (2) During the three and twelve months ended June 30, 2024, in accordance with its accounting policies, MAA recognized $8.0 million and $8.5 million, respectively, of accrued legal defense costs that are expected to be incurred through July 2027.

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS Dollars in thousands                 June 30, 2024     December 31, 2023   Unsecured notes payable   $ 4,340,660     $ 4,180,084   Secured notes payable     360,204       360,141   Total debt     4,700,864       4,540,225   Cash and cash equivalents     (62,831)     (41,314) Net Debt   $ 4,638,033     $ 4,498,911   Dollars in thousands                 June 30, 2024     December 31, 2023   Total assets   $ 11,562,867     $ 11,484,503   Accumulated depreciation     5,149,781       4,864,690   Gross Assets   $ 16,712,648     $ 16,349,193   Dollars in thousands                 June 30, 2024     December 31, 2023   Real estate assets, net   $ 11,254,393     $ 11,183,905   Accumulated depreciation     5,149,781       4,864,690   Cash and cash equivalents     62,831       41,314   Gross Real Estate Assets   $ 16,467,005     $ 16,089,909

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.     Full Year 2024 Guidance Range       Low     High   Earnings per common share - diluted   $ 4.37     $ 4.65   Real estate depreciation and amortization     4.83       4.83   Gains on sale of depreciable assets     (0.44)     (0.44) FFO per Share – diluted     8.76       9.04   Non-Core FFO items (1)     (0.02)     (0.02) Core FFO per Share – diluted     8.74       9.02   Recurring capital expenditures     (0.96)     (0.96) Core AFFO per Share - diluted   $ 7.78     $ 8.06

Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net of tax, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance.

Non-GAAP Financial Measures Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Non-GAAP Financial Measures and Other Key Definitions Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.